GENERAL	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

Tikcro Technologies Ltd. ("the Company" or "Tikcro") was incorporated in 1999, under the laws of Israel.

The Company has no significant business activities other than its holdings in BioCancell Therapeutics, Inc. ("BioCancell") of which the significant majority was liquidated, see Note 4.

The Company provides funding for early-stage biotechnology projects originated in academic research centers. The amount of funding is immaterial and the risk of loss is high, but if any of the project succeeds the Company would be well-positioned to take a significant equity interest and to enter into a license agreement addressing such technology.